UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 2
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 28, 2006
NNN Apartment REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-130945	20-3975609
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200
Santa Ana, California		92705
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:714-667-8252
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Current Report on Form 8-K on January 4, 2007, or the Form 8-K, reporting our acquisition of Hidden Lake Apartment Homes, a 380-unit Class A apartment property located in San Antonio, Texas, or the Hidden Lake property, as described in such Form 8-K. This amendment on Form 8-K/A hereby amends the Form 8-K to provide the financial information required by Item 9.01.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

	Hidden Lake Apartment Homes

	I.	Independent Auditors’ Report	3

	II.	Schedules of Income and Direct Operating Expenses for the Nine Months Ended September 30, 2006 (Unaudited) and the Year Ended December 31, 2005	4

	III.	Notes to the Schedules of Income and Direct Operating Expenses	5

(b)	Pro forma financial information.

	NNN Apartment REIT, Inc.

	I.	Unaudited Pro Forma Condensed Consolidated Financial Statements	7

	II.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006	8

	III.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period from January 10, 2006 (Date of Inception) through September 30, 2006	9

	IV.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	10

Independent Auditors’ Report
To the Board of Directors
NNN Apartment REIT, Inc.
     We have audited the accompanying Schedule of Income and Direct Operating Expenses (Schedule) of Hidden Lake Apartments (Apartments), located in San Antonio, Texas for the year ended December 31, 2005. The Schedule is the responsibility of the Apartments’ management. Our responsibility is to express an opinion on the Schedule based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Schedule is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Schedule. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying Schedule was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a registration statement of NNN Apartment REIT, Inc.) as described in Note 1, and is not intended to be a complete presentation of the Apartments’ revenues and expenses.
     In our opinion, the Schedule referred to above presents fairly, in all material respects, the income and direct operating expenses of Hidden Lake Apartments, as described in Note 1, for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
/s/ L. P. Martin & Company, P.C.
Richmond, Virginia
October 6, 2006

Hidden Lake Apartments
Schedules of Income and Direct Operating Expenses
For the Nine Months Ended September 30, 2006 (Unaudited)
and the Year Ended December 31, 2005

	Nine Months Ended	Year Ended
	September 30, 2006	December 31, 2005
INCOME
Rental and other Income	$2,014,693	$2,632,097

DIRECT OPERATING EXPENSES
Administrative and other	268,157	381,167
Insurance	66,749	85,650
Property management fees	80,567	102,462
Repairs and maintenance	233,947	236,855
Taxes — property	405,381	358,734
Utilities	62,795	97,066

Total Direct Operating Expenses	1,117,596	1,261,934

EXCESS OF INCOME OVER DIRECT OPERATING EXPENSES	$897,097	$1,370,163

The accompanying notes are an integral part of these schedules.

Hidden Lake Apartments
Notes to the Schedules of Income and Direct Operating Expenses
For the Nine Months Ended September 30, 2006 (Unaudited)
and the Year Ended December 31, 2005
1. Basis of Presentation
Organization — Hidden Lake Apartments is a 380 unit apartment complex located in San Antonio, Texas. The Apartment property has been owned by T. R. Hidden Lake Partners, Ltd., a Texas limited partnership, since inception. 300 units opened in August 2004 and were in operation throughout 2005. Construction on an additional 80 units began in 2005. These units were placed in service in the summer of 2006.
Revenue and Expense Recognition — The accompanying Schedules of Income and Direct Operating Expenses have been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the Schedules of Income and Direct Operating Expenses excludes certain expenses not considered comparable to those resulting from the proposed future operations of the Apartment. Excluded expenses include mortgage and partner interest, depreciation and amortization.
Estimates — The preparation of financial information in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.
Repairs and Maintenance — Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.
Advertising — Advertising costs are expensed in the periods incurred.
Income Taxes — The Apartment property was owned by a limited partnership throughout the nine months ended September 30, 2006 and the year ended December 31, 2005. For federal income tax purposes, income and expenses of a limited partnership are passed through to the partners and taxed at the individual level. Accordingly, the Schedules of Income and Direct Operating Expenses do not reflect an income tax provision.

Hidden Lake Apartments
Notes to the Schedules of Income and Direct Operating Expenses
For the Nine Months Ended September 30, 2006 (Unaudited)
and the Year Ended December 31, 2005
2. Property Management Fees
The Apartment owner has contracted with Thompson Realty Management Corporation to manage the property. Fees for the management services are three and one half percent of gross tenant income collections with a minimum fee of $4,500 per month. The Apartment owner also has contracted to pay a management consulting fee to GSSW-REO equal to one half of one percent of gross project rental revenue.
3. Cable Television Contract
The Apartment owner has an agreement with Time Warner Cable San Antonio, LP (Operator) whereby the Operator provides multi-channel video, internet access, digital phone and certain other potential services to the Apartment residents for a seven year term beginning in 2004. In connection therewith, the Apartment owner is entitled to an upfront fee of $75,000 and $95,000 as of December 31, 2005, and September 30, 2006, respectively. The fee is being amortized over the seven year term of the agreement. For the nine months ended September 30, 2006 and the year ended December 31, 2005, $8,512 and $10,714, respectively, of the fee was earned and has been included in income in the Schedules of Income and Direct Operating Expenses. The Apartment owner also receives quarterly fees from the Operator which are based on a percentage of the subscriber revenue.
4. Subsequent Event (Unaudited)
The Apartment owner is under contract to sell the Apartment property to an affiliate of NNN Apartment REIT, Inc. The sale is anticipated to close in December, 2006. This Schedule of Income and Direct Operating Expenses has been prepared to be included in a current report on Form 8-K to be filed by NNN Apartment REIT, Inc.

NNN Apartment REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements
for the Period from January 10, 2006 (Date of Inception) through
September 30, 2006 and as of September 30, 2006
The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the property been acquired by us as of the dates set forth below. The pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our September 30, 2006 Quarterly Report on Form 10-Q. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2006 is presented as if we acquired the Walker Ranch property and the Hidden Lake property and obtained the credit facility on September 30, 2006.
The accompanying unaudited pro forma condensed consolidated statement of operations for the period from January 10, 2006 (Date of Inception) through September 30, 2006 is presented as if we acquired the Walker Ranch property and the Hidden Lake property and obtained the credit facility on January 10, 2006 (Date of Inception).
The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of the Walker Ranch property and the Hidden Lake property based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition and are subject to change.

NNN Apartment REIT, Inc.
Unaudited Pro Forma Condensed Consolidated
Balance Sheet as of September 30, 2006

			Acquisition of
	Company	Completed	Hidden Lake	Company Pro
	Historical (A)	Transactions (B)	Property (C)	Forma
ASSETS
Real estate investments:
Land	$—	$3,025,264	$3,030,915	$6,056,179
Land improvements	—	3,513,163	787,961	4,301,124
Building and improvements	—	23,817,564	26,857,917	50,675,481
Furniture, fixture and equipment	—	896,717	1,894,003	2,790,720

	—	31,252,708	32,570,796	63,823,504

Cash	201,007	—	—	201,007
Reserves	—	—	192,603	192,603
Prepaid expenses	157,791	161,882	97,106	416,779
Identified intangible assets	—	473,000	531,868	1,004,868
Other assets	—	530,173	22,968	553,141

Total assets	$358,798	$32,417,763	$33,415,341	$66,191,902

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY

Liabilities:
Credit facility	$—	$26,860,000	$2,500,000	$29,360,000
Mortgages payable	—	—	19,218,000	19,218,000
Notes payable to affiliate	—	—	10,000,000	10,000,000
Accrued liabilities	23,167	1,217	61,274	85,658
Due to affiliates	195,878	922,500	960,900	2,079,278
Security deposits and prepaid rent	—	121,550	98,364	219,914

Total liabilities	219,045	27,905,267	32,838,538	60,962,850

Commitments and contingencies

Minority interest of limited partnership in Operating Partnership	1,000	—	—	1,000

Stockholders’ equity:
Preferred stock, $0.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—	—	—
Common stock, $0.01 par value; 300,000,000 shares authorized; 26,223 shares issued and outstanding	262	5,099	652	6,013
Additional paid-in capital	209,305	4,507,397	576,151	5,292,853
Accumulated deficit	(70,814)	—	—	(70,814)

Total stockholders’ equity	138,753	4,512,496	576,803	5,228,052

Total liabilities, minority interest and stockholders’ equity	$358,798	$32,417,763	$33,415,341	$66,191,902

NNN Apartment REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period
from January 10, 2006 (Date of Inception) through September 30, 2006

			Acquisition of
	Company	Completed	Hidden Lake	Pro Forma		Company Pro
	Historical (D)	Transactions (E)	Property (F)	Adjustments		Forma
Rental and other income	$—	$1,962,472	$1,948,030	$—		$3,910,502

Rental expenses	—	234,458	286,923	—		521,381
Property taxes and assessments	—	520,208	391,968	83,616	(G)	995,792
Insurance	—	71,186	64,540	—		135,726
Management fees	—	82,838	77,901	—		160,739
General and administrative	70,814	521,334	259,284	165,513	(H)	1,016,945
Interest expense	—	874,601	—	741,104	(I)	1,615,705
Depreciation and amortization	—	1,176,818	—	1,257,044	(J)	2,433,862

	70,814	3,481,443	1,080,616	2,247,277		6,880,150

Income (loss) from continuing operations	$(70,814)	$(1,518,971)	$867,414	$(2,247,277)		$(2,969,648)

Loss per share – basic and diluted continuing operations	$(3.16)					$(4.97)

Weighted-average number of common shares outstanding – basic and diluted	22,437	509,886		65,175	(K)	597,498

NNN Apartment REIT, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
1. Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006.
(A) As reported in our September 30, 2006 Quarterly Report on Form 10-Q.
(B) Represents the purchase price of the assets acquired and liabilities incurred or assumed by NNN Apartment REIT, Inc. in connection with the acquisition of the Walker Ranch property and in connection with the credit facility. The purchase price of $30,750,000, plus closing costs and acquisition fees, was funded with a $22,120,000 line of credit, a $4,740,000 mezzanine loan, and the net proceeds from the issuance of approximately 444,330 shares of common stock from our initial public offering. The purchase price allocations are preliminary and are subject to change. The fees paid in connection with the credit facility were funded from the net proceeds from the issuance of approximately 65,556 shares of common stock from our initial public offering.
(C) Represents the purchase price of the assets acquired and liabilities incurred or assumed by NNN Apartment REIT, Inc. in connection with the acquisition of the Hidden Lake property. The purchase price of $32,030,000, plus closing costs and acquisition fees, was financed with $19,218,000 in borrowings under a secured 10-year, fixed rate, 5.34% per annum, interest-only loan, a $10,000,000 six month, unsecured, 6.86% note to an affiliate, NNN Realty Advisors, Inc., $2,500,000 in borrowings under our existing secured revolving line of credit and the net proceeds from the issuance of approximately 65,175 shares of common stock from our initial public offering. The purchase price allocations are preliminary and are subject to change.
2. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period from January 10, 2006 (Date of Inception) through September 30, 2006.
(D) As reported in our September 30, 2006 Quarterly Report on Form 10-Q.
(E) Amounts represent the estimated operations of the Walker Ranch property for the period from January 10, 2006 (Date of Inception) through September 30, 2006, as previously filed, including pro forma adjustments, as well as expenses in connection with the credit facility as if both of the transactions had occurred January 10, 2006.
(F) Amounts represent the estimated operations of the Hidden Lake property for the period from January 10, 2006 (Date of Inception) through September 30, 2006. Pursuant to our advisory agreement, Triple Net Properties Realty, Inc. is entitled to receive, for its services in managing our properties, a monthly property management fee of up to 4.0% of the gross cash receipts of the property. As a result, management fees are consistent with historical operations.
(G) Adjustments were made for an incremental property tax expense assuming the acquisition price and historical property tax rate.
(H) Pursuant to our advisory agreement, our Advisor is entitled to receive a monthly asset management fee calculated at one-twelfth of 1.0% of average invested assets, calculated as of the close of business on the last day of each month, subject to our stockholders receiving annualized distributions in an amount equal to at least 5.0% per annum on average invested capital. The asset management fee is calculated monthly not to exceed one-twelfth of 1.0% of the average invested assets as of the last day of the immediately preceding quarter.
(I) We financed the purchase of the Hidden Lake property using a 10-year, fixed rate, 5.34% per annum mortgage loan, a six month unsecured note, as well as borrowings under our secured revolving line of credit. We intend to repay the six month unsecured note and the line of credit from proceeds from the equity raise. Amount represents interest expense and loan fee amortization on the 10-year, fixed rate, 5.34% per annum mortgage loan.
(J) Depreciation expense on the portion of the purchase price allocated to building is recognized using the straight-line method and a 40 year life. Depreciation expense on the portion of the purchase price allocated

NNN Apartment REIT, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
to land improvements is recognized using the straight-line method over the average remaining useful life of approximately 13 years. Depreciation expense on the portion of the purchase price allocated to furniture, fixtures and equipment is recognized using the straight-line method and an estimated average useful life of approximately 13 years. Amortization expense on the identified intangible assets is recognized using the straight-line method over an estimated useful life between 7 and 13 months. The purchase price allocations, and therefore depreciation expense, is preliminary and subject to change.
(K) Represents the weighted-average number of shares of approximately 65,175 shares of common stock from our initial public offering required to generate sufficient offering proceeds to fund the purchase of the Hidden Lake property. The calculation assumes the investment was acquired on January 10, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Apartment REIT, Inc.
Date: February 2, 2007	By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer